Exhibit 99.1

INVESTORPRESENTATION AUGUST9, 2016

Cautionary Notice Regarding Forward-Looking Statements

This presentation may contain forward-looking statements about Mid Penn Bancorp, Inc. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of Mid Penn Bancorp, Inc. and cause actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied by forward-looking statements.

Any statement, other than a statement of historical fact, could be a forward-looking statement. When we use words such as "believe", expect", "anticipate", "may", "will", "assume", "indicate", "should", "would", "estimate", "plan", "project", "target", "continue", "intend" or other similar words or expressions, we are making forward-looking statements.

Risks, uncertainties, and other factors affecting Mid Penn Bancorp, Inc. include, but are not limited to, the following:

- the effects of future changes in economic, business and market conditions;
- the effects of changes in banking, securities and tax laws, and other applicable regulations;
- the effects of competition, including local, regional, and national providers of financials services;
- the risk of changes in interest rates on deposits, loans, securities, borrowings, and other interest-sensitive assets and liabilities;

2
Investor Presentation
August 9, 2016
MID PENN BANCORP INC.

Cautionary Notice Regarding Forward-Looking Statements

Risks, uncertainties, and other factors affecting Mid Penn Bancorp, Inc. (continued):

- the possibility that merger and acquisition activities will not result in anticipated cost savings or projected business integration synergies;
- volatility in securities markets, and the related risk of decreases in both the value of Mid Penn Bancorp, Inc. common stock and investment securities owned by the company;
- the potential ineffectiveness of certain elements of business strategies, including the ability to grow or to manage growth;
- credit risks, and the possibility that actual loan losses may differ from the estimates underlying the provision and reserve for possible loan losses;
- changes in the value of collateral securing loans, including commercial and residential real estate
- changes in accounting policies, rules and practices;
- implementing information technology advancements, and related costs and risks to maintaining the effectiveness of operating systems and data security;
- changes in the cost of capital and access to capital markets; and
- other risk factors, including those discussed in documents filed by Mid Penn Bancorp, Inc. with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2015.

Investors are cautioned not to place undue reliance on these forward-looking statements. Mid Penn Bancorp, Inc. undertakes no obligation to publicly revise or update forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

3

Investor Presentation
August 9, 2016

MID PENN BANCORP INC.

»Largest commercial bank headquartered in Dauphin County, Pennsylvania, with 20 retail banking locations across six counties. »Named one of the “Top 200 Community Banks” by American Banker Magazine (3rd consecutive year) 4 INVESTORPRESENTATION AUGUST9, 2016 (Dollars in 000s) June 30, 2016 June 30, 2015 Growth % Total Assets $1,012,884 $899,342 12.6% Total Loans $769,153 $705,152 9.1% Total Deposits $893,440 $753,925 18.5%

Executive Position Years at MPB Years in Industry Rory G. Ritrievi President & Chief Executive Officer 7 29 Scott W. Micklewright EVP & Chief Lending Officer 7 10 Kelly K. Neiderer EVP & Chief Retail Officer 3 26 Joseph L. Paese, CFP EVP & Director of Trust and Wealth Management 1 * 32 Michael D. Peduzzi, CPA EVP & Chief Financial Officer 1 * 17 Justin T. Webb EVP & Chief Risk Officer 3 10 Amy M. Barnett SVP & Senior Compliance Officer 6 17 Roberta A. Hoffman SVP & Director of Human Resources 40 40 John Paul Livingston SVP & Chief Technology Officer 6 13 Paul F. Spiegel SVP & Senior Operations Manager 5 30 Margaret E. Steinour SVP & Senior Loan Operations Manager 4 11 Cindy L. Wetzel VP & Corporate Secretary 36 36 Averages: 10 23 * Hired in 2016 5 INVESTORPRESENTATION AUGUST9, 2016

Increasing Shareholder Value and Returns

- **Five-Year Return to Shareholders**:

  $100 invested in MPB stock as of December 31, 2010 and held for the full five years through December 31, 2015 returned over **143%**.



100.00
102.95
156.74
205.02
228.85
243.52
98.67
114.76
134.66
144.73
154.25
Dec.31, 2010
Dec. 31, 2011
Dec.31, 2012
Dec. 31, 2013
Dec.31, 2014
Dec. 31, 2015
Mid Penn Bancorp, Inc.
Mid-Atlantic Custom Peer Group *

* Peer group of 131 Mid-Atlantic commercial banks with assets < $1 billion.

6

INVESTOR PRESENTATION
AUGUST 9, 2016

MID PENN BANCORP, INC.

$13.19 $13.35 $15.13 $15.49 $16.54 $11.19 $14.34 $15.55 $16.10 $15.91 Year Ended Dec. 31, 2012 Year Ended Dec. 31, 2013 Year Ended Dec. 31, 2014 Year Ended Dec. 31, 2015 6 Mos. Ended Jun. 30, 2016 Tangible Book Value and Market Price Per Common Share Tangible Book Value Per Common Share Closing Market Price Per Common Share 7 INVESTORPRESENTATION AUGUST9, 2016 * * Closing Market Price at August 5, 2016 was $17.30

$1.27 $1.32 $1.53 $1.47 $0.91 Year Ended Dec. 31, 2012 Year Ended Dec. 31, 2013 Year Ended Dec. 31, 2014 Year Ended Dec. 31, 2015 6 Mos. Ended Jun. 30, 2016 Earnings Per Common Share (Fully Diluted) 8 INVESTORPRESENTATION AUGUST9, 2016 * * * The 2015 and 2014 EPS reflect a ($0.12) and ($0.11) impact, respectively, of nonrecurring merger expenses.

9 INVESTORPRESENTATION AUGUST9, 2016 $0.25 $0.25 $0.45 $0.44 $0.34 Year Ended Dec. 31, 2012 Year Ended Dec. 31, 2013 Year Ended Dec. 31, 2014 Year Ended Dec. 31, 2015 6 Mos. Ended Jun. 30, 2016 Dividends Distributed Per Common Share

Increasing Shareholder Value and Returns


Net Income Available to Common Shareholders
(Year Ended December 31, Dollars in 000s)
$4,029
$4,437
$4,616
$5,351
$6,038
2011
2012
2013
2014
2015

- 2015 annual earnings of over $6 million (after one-time merger-related expenses of $762,000 incurred during 2015), reflect a 12.8% increase over 2014 earnings, continuing the trend of increasing annual net income.

10

INVESTOR PRESENTATION
AUGUST 9, 2016

MID PENN BANCORP, INC.

11 INVESTORPRESENTATION AUGUST9, 2016 Jun. 30, 2016 Jun. 30, 2015 Net Interest Income $16,948 $15,524 9.2% Provision for Loan Losses (735) (600) 22.5% 16,213 14,924 8.6% Noninterest Income 2,630 2,042 28.8% Noninterest Expense (13,903) (13,282) 4.7% Income Before Taxes 4,940 3,684 34.1% Provision for Income Taxes (1,113) (677) 64.4% Pref. Stock Dividends 0 (179) -100.0% NET INCOME AVAILABLE TO COMMON SHAREHOLDERS $3,827 $2,828 35.3% Earnings Per Share (Fully Diluted) $0.91 $0.71 28.2% For the Six Months Ended (Unaudited; Dollars in 000s except per share data) % Change: Q2 2016 vs. Q2 2015

Franchise Growth



Total Assets
(Dollars in millions)
$705
$713
$756
$932
$1,013
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
June. 30, 2016

- As of June 30, 2016, Mid Penn Bancorp's total assets exceeded $1 billion. From Dec. 31, 2012, to June 30, 2016, total assets increased 44%.

12

INVESTOR PRESENTATION
AUGUST 9, 2016

MID PENN BANCORP INC.

Loan Growth


Total Loans
(Dollars in millions)
$484
$546
$572
$739
$769
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Jun. 30, 2016

- From Dec. 31, 2014, to June 30, 2016, total loans increased $197 million or 34%. Of this increase, $112 million or 20% was from core Mid Penn Bank growth, while $85 million or 14% was principal remaining from Phoenix Bancorp acquired loans.

13

INVESTOR PRESENTATION
AUGUST 9, 2016

MID PENN BANCORP INC.

Commercial Real Estate, 59% Commercial and Industrial,22% Residential Mortgage and Consumer, 19% Commercial Real Estate, 61% Commercial and Industrial,21% Residential Mortgage and Consumer, 18% » TheaverageyieldonloansheldintheBank’sportfoliowas4.85%fortheyearended December31,2015,and4.82%forthesixmonthsendedJune30,2016. 14 12/31/2015 6/30/2016 INVESTORPRESENTATION AUGUST9, 2016

» Favorable Asset Quality Trends: Total nonperforming assets (NPAs), including nonaccrual loans, troubled debt restructurings, and foreclosed real estate, favorably decreasedfrom$13.1millionasofDec.31,2012,to$5.4millionasofJune30,2016. 15 INVESTORPRESENTATION AUGUST9, 2016 1.86 1.78 1.52 0.65 0.54 Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Jun. 30, 2016 NPAs/Total Assets

16 INVESTORPRESENTATION AUGUST9, 2016 44.95% 53.94% 61.37% 126.46% 140.28% Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Jun. 30, 2016 Allowance for Loan Losses/Nonperforming Loans

Loan Asset Quality


Texas Ratio
25.3
23.8
19.3
8.5
7.2
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Jun. 30, 2016

- **Favorable Asset Quality Trends**: The Texas Ratio is the amount of the Bank's nonperforming assets and 90-day past due loans, divided by tangible equity capital plus the loan loss reserve. Measures of 100 or more are an adverse warning sign.

17

INVESTOR PRESENTATION
AUGUST 9, 2016

MID PENN BANCORP INC.

Deposit Growth



Total Deposits
(Dollars in millions)
$625
$608
$637
$777
$893
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Jun. 30, 2016

- The $116 million or 15% deposit growth in the first six months of 2016 reflects Mid Penn Bank's addition of new business, retail, and cash management deposit relationships, including several customers affected by the market disruption from competitor merger activities. Of the $140 million or 22% increase during 2015, $38 million was core Mid Penn deposit growth, while $102 million was deposits assumed in the Phoenix Bancorp acquisition.

18

INVESTOR PRESENTATION
AUGUST 9, 2016

MID PENN BANCORP INC.

Noninterest Bearing Demand, 13% Interest Bearing Demand, 32% Money Market, 27% Savings, 7% Time, 21% Noninterest Bearing Demand, 14% Interest Bearing Demand, 33% Money Market, 27% Savings, 7% Time, 19% 19 12/31/2015 6/30/2016 INVESTORPRESENTATION AUGUST9, 2016

» Given the low interest rates over the past several years, combined with our disciplineddepositpricing,wehavefavorablyreducedourcostoffunds. 20 INVESTORPRESENTATION AUGUST9, 2016 2.08% 1.68% 1.20% 0.86% 0.71% 0.64% 0.68% Year Ended Dec. 31, 2010 Year Ended Dec. 31, 2011 Year Ended Dec. 31, 2012 Year Ended Dec. 31, 2013 Year Ended Dec. 31, 2014 Year Ended Dec. 31, 2015 6 Mos. Ended Jun. 30, 2016 Cost of Funds

Net Interest Margin



3.52%
3.79%
3.63%
3.70%
3.80%
3.58%
3.99%
3.60%
4.03%
3.13%
2011
2012
2013
2014
2015
Mid Penn Bank
Pennsylvania Banks

- For the six months ended June 30, 2016, the Net Interest Margin was 3.90%. Despite persistent low interest rates in a highly competitive lending environment, our Net Interest Margin remained strong reflecting both our continued loan pricing discipline, and our ability to grow lower cost deposits.

21

INVESTOR PRESENTATION
AUGUST 9, 2016

MID PENN BANCORP INC.

69.24% 70.07% 69.55% 63.91% 69.29% 71.43% 70.47% 72.58% 71.79% 72.44% 2011 2012 2013 2014 2015 Efficiency Ratio Year Ended December 31 Mid Penn Bank Pennsylvania Banks » ForthesixmonthsendedJune30,2016,theEfficiencyRatiowas68.6%. The increased overhead in 2015 reflected the short-term impact of franchise expansion, including adding six branches (four from the Phoenix Bancorp acquisition) and related personnel, occupancy, and technology expenses supportingtheselocations. 22 INVESTORPRESENTATION AUGUST9, 2016

23